UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 6, 2005	0-7928
Date of Report (Date of earliest event reported)	Commission File Number
(Exact name of registrant as specified in its charter)
Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

105 Baylis Road Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)
(631) 777-8900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 6, 2005, the Registrant issued a press release announcing that Daniel S. Wood has been promoted to President of its Germantown, Maryland-based subsidiary, Comtech Mobile Datacom Corp. and that J. Preston Windus, Jr., the current President of that subsidiary, will be retiring after 29 years with the Registrant. A copy of the press release issued by the Registrant concerning the above is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report (including the exhibit hereto) shall be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1

Press Release, dated April 6, 2005, reporting that Daniel S. Wood has been promoted to President of the Registrant’s Germantown, Maryland-based subsidiary, Comtech Mobile Datacom Corp. and that J. Preston Windus, Jr., the current President of that subsidiary, will be retiring after 29 years with the Registrant (filed herewith solely pursuant to Item 8.01).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated:	April 6, 2005
		By:	/s/ Robert G. Rouse

Name:  Robert G. Rouse

Title:	Executive Vice President

 and Chief Financial Officer

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